EXHIBIT 3(ii)
                    Registrant's Amended By-laws.
              (Incorporated by reference to Exhibit 3(ii)
          to Registrant's Registration Statement No. 333-27837
               on Form S-8, filed with the Commission on
                            May 27, 1997.)